                                                                   Exhibit 10.17


                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE ("Amendment"), is entered into as of May 15, 1996 by and between CM Winprop, Inc., a California corporation ('Landlord'), and Vanstar Corporation (formerly Computerland), a Delaware corporation ('Tenant').

                                   BACKGROUND

     A. Rosewood Associates, a California general partnership ("Rosewood"), and Tenant entered into that certain Lease dated June 17, 1988 (the 'Lease'), whereby Tenant leased from Rosewood certain space at 5925, 5956 & 5964 West Las Positas, located in the Hacienda Business Park in the City of Pleasanton, California ("Premises"). The Premises are more particularly described in the Lease. Each term used without definition in the Amendment shall have the meaning given to such term in the Lease.

     B. Rosewood assigned its interest under the Lease to Bank of New York pursuant to an Assignment of Leases, dated May 5, 1995, by and between Rosewood and Bank of New York in which Bank of New York took title under a Deed in Lease as Rosewood Owner of California LLC. Bank of New York, as Rosewood owner of California LLC, assigned its interest under the Lease to Landlord pursuant to an Assignment of Leases, dated February 9, 1996, by and between Landlord and Bank of New York and acknowledged by Estoppel Letter dated March 11, 1996.

     C. Landlord and Tenant now desire to amend certain of the terms and conditions set forth in the Lease to provide for an extension of the term of the Lease, as more fully described herein.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises contained herein, the parties to this Amendment hereby agree as follows:

     1.   EFFECTIVE DATE.     The effective date ('Effective Date') of this
Amendment shall be May 15, 1996.

     2. PREMISES. Effective January 15, 1998 the premises shall be reduced to 89,086 rsf, consisting of 5956 and 5964 West Las Positas, Pleasanton, (Reduced Premises as shown on Exhibit A attached hereto).

     3. TERM. As of the Effective Date, the term for the Reduced Premises shall be extended through May 14, 2006.

     4. MONTHLY RENT. Commencing as of the Effective Date, the Monthly Base Rent shall be amended as follows:


     PERIOD            MONTHLY BASE              RSF           MONTHLY BASE             TI                 TOTAL
     ------            ------------              ---           ------------             --                 -----
                       RATE PER RSF                                RENT           REIMBURSEMENT
                       ------------                                ----           -------------
                            $1.05        x     134,476     =    $141,200.00         $4,832.81           $146,032.81

May 15, 1996 to
January 14, 1998


     PERIOD            MONTHLY BASE              RSF           MONTHLY BASE             TI                 TOTAL
     ------            ------------              ---           ------------             --                 -----
                       RATE PER RSF                                RENT           REIMBURSEMENT
                       ------------                                ----           -------------
January 15, 1998 to         $1.05         x     89,086     =     $93,540.30           $4,832.81          $98,373.11
May 14, 1998

May 15, 1998 to             $1.10         x     89,086     =     $97,994.60           $4,832.81         $102,827.41
January 31, 1999

Feburary 1, 1999 to         $1.10         x     89,086     =     $97,994.60                  $0          $97,994.60
May 14, 2000

May 15, 2000 to             $1.16         x     89,086     =    $103,339.76                  $0         $103,339.76
May 14, 2002

May 15, 2002 to             $1.22         x     89,086     =    $108,684.92                  $0         $108,684.92
May 14, 2004

May 15, 2004 to             $1.28         x     89,086     =    $114,030.08                  $0         $114,030.08
May 14, 2006



     5. LIMITATION ON AMENDMENT. Except as modified by this Amendment, all of the terms and provisions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have entered into this Amendment in one or more counterparts.




                                   LANDLORD

                                   CM WINPROP, INC.
                                   a California corporation




                                   By:   /s/ Henry Gaw
                                         ----------------------------------

                                   Its:  V.P.
                                         ----------------------------------

                                   Date: 5/22/96
                                         ----------------------------------

                                   By:   /s/ Jerelyn Luh
                                         ----------------------------------

                                   Its:
                                         ----------------------------------


                                   Date: 5/22/96
                                         ----------------------------------


                                   TENANT

                                   VANSTAR CORPORATION
                                   (formerly Computerland),
                                   a Delaware corporation



                                   By:   /s/ Robert C. Kuntzendorf
                                         ----------------------------------

                                   Its:  Senior VP
                                         ----------------------------------

                                   Date: 5/21/96
                                         ----------------------------------


                                   By:
                                         ----------------------------------

                                   Its:
                                         ----------------------------------

                                   Date:
                                         ----------------------------------

                                    EXHIBIT A


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